Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICE
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Janesh Moorjani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
the Quarterly Report on Form 10-Q of Infoblox Inc. for the quarter ended April 30, 2016, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Infoblox Inc.

Date: June 2, 2016

/s/ Janesh Moorjani
Janesh Moorjani
Chief Financial Officer (Principal Financial Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infoblox Inc. and will be retained by Infoblox Inc. and furnished to the Securities and Exchange Commission or its staff upon request.